Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Income Taxes

NOTE 12    INCOME TAXES

Prior to the separation, the company’s income tax expense and deferred tax balances were calculated on a separate tax return basis although the company’s operations had historically been included in the tax returns filed by the respective Baxter entities, of which the company’s business was a part. For periods subsequent to the separation, Baxalta files tax returns on its own behalf and its income tax expense and deferred income tax balances are recorded in accordance with the company’s standalone income tax positions. Baxalta and Baxter entered into a tax matters agreement effective as of the date of separation. For tax contingencies that relate to the period prior to the separation, Baxalta and Baxter will indemnify and hold each other harmless in accordance with the principles outlined in the tax matters agreement.

The company’s effective income tax rate from continuing operations was 20.6% and 27.2% during the three months ended September 30, 2015 and 2014, respectively, and 23.1% and 24.7% during the nine months ended September 30, 2015 and 2014, respectively. The company’s effective income tax rate differs from the U.S. federal statutory rate each year due to state and local taxes, certain operations that are subject to tax incentives and foreign taxes that are different from the U.S. federal statutory rate. In addition, the effective tax rate can be affected each period by discrete factors and events.

The effective income tax rate decreased during both the three and nine months ended September 30, 2015 as compared to the prior year periods primarily due to charges related to the separation incurred during the three and nine months ended September 30, 2015 that were deductible at tax rates higher than the effective rate, a decrease in the non-deductible charge for the Branded Prescription Drug Fee and charges associated with upfront and milestone payments made to collaboration partners that were deductible at tax rates lower than the effective tax rate.

NOTE 13    INCOME TAXES

In the Company’s combined financial statements, income tax expense and deferred tax balances have been calculated on a separate tax return basis although the Company’s operations have historically been included in the tax returns filed by the respective Baxter entities of which the Company’s business is a part. In the future, as a standalone entity, the Company will file tax returns on its own behalf and its deferred taxes and effective tax rate may differ from those in the historical periods.

The Company maintains an income taxes payable to/from account with Baxter. The Company is deemed to settle current tax balances with the Baxter tax paying entities in the respective jurisdictions. The Company’s current income tax balances are reflected as income taxes payable and settlements, which are deemed to occur in the year following incurrence, are reflected as changes in net parent company investment in the combined balance sheets.

Income Before Income Tax Expense by Category

years ended December 31 (in millions)	2014	2013	2012

United States	$728	$881	$710
International	804	732	851

Income before income taxes	$1,532	$1,613	$1,561

Income Tax Expense

years ended December 31 (in millions)	2014	2013	2012

Current
United States	$273	$326	$267
International	5	42	67

Current income tax expense	278	368	334

Deferred
United States	27	(40)	23
International	41	(3)	(1)

Deferred income tax expense (benefit)	68	(43)	22

Income tax expense	$346	$325	$356

Deferred Tax Assets and Liabilities

as of December 31 (in millions)	2014	2013

Deferred tax assets
Accrued expenses	$245	$295
Retirement benefits	45	40
Tax credits and net operating losses	3	2

Total deferred tax assets	293	337

Deferred tax liabilities
Subsidiaries’ unremitted earnings	(34)	(53)
Asset basis differences	(288)	(284)

Total deferred tax liabilities	(322)	(337)

Net deferred tax liability	$(29)	$—

At December 31, 2014, the Company had foreign operating loss carryforwards totaling $3 million, and no foreign tax credit carryforwards. Realization of the foreign operating loss carryforwards depends on generating sufficient taxable income in future periods. No valuation allowances were recorded to reduce the deferred tax assets associated with the net operating loss carryforwards because the Company believes it is more likely than not that these assets will be fully realized prior to expiration. The Company will continue to evaluate the need for valuation allowances and, as circumstances change, the valuation allowance may change.

Income Tax Expense Reconciliation

years ended December 31 (in millions)	2014	2013	2012

Income tax expense at U.S. statutory rate	$536	$565	$546
Tax incentives	(111)	(146)	(132)
State and local taxes	26	31	26
Foreign taxes less than U.S. Rate	(98)	(89)	(94)
Branded Prescription Drug Fee	20	7	6
Permanent Items	8	(3)	(5)
Credits	(7)	(10)	(7)
Uncertain tax position (UTP)	(19)	(30)	12
Other	(9)	—	4

Income tax expense	$346	$325	$356

Management intends to continue to reinvest previous earnings in several jurisdictions outside of the United States indefinitely, and therefore has not recorded a U.S. income tax liability related to these earnings. As of December 31, 2014 the Company had unremitted earnings of approximately $1.3 billion. If the Company decides at a later date to repatriate these earnings to the United States, the Company would be required to provide for the net tax effects on these amounts. It is not practicable to determine the net tax effects of a repatriation of these earnings.

Unrecognized Tax Benefits

The Company classifies interest and penalties associated with income taxes in the income tax expense line in the combined statements of income. Net interest and penalties (payments) expense recorded during 2014, 2013 and 2012 were ($14) million, $2 million and $6 million, respectively. The liability recorded at December 31, 2014 and 2013 related to interest and penalties was $34 million and $47 million, respectively.

The following is a reconciliation of the Company’s unrecognized tax benefits for the years ended December 31, 2014, 2013 and 2012.

as of and for the years ended (in millions)	2014	2013	2012

Balance at beginning of the year	$81	$259	$253
Increase associated with tax positions taken during the current year	2	7	3
Increase associated with tax positions taken during a prior year	(4)	—	3
Settlements	(6)	(179)	—
Decrease associated with lapses in statutes of limitations	(8)	(6)	—

Balance at end of the year	$65	$81	$259

Of the gross unrecognized tax benefits, $99 million and $129 million were recognized as liabilities in the combined balance sheets as of December 31, 2014 and 2013, respectively.

None of the positions included in the liability for uncertain tax positions related to tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

Tax Incentives

The Company has received tax incentives in Switzerland, and certain other taxing jurisdictions outside the United States. The financial impact of the reductions as compared to the statutory tax rates is indicated in the income tax expense reconciliation table above.

Examination of Tax Returns

As of December 31, 2014, the Company had on-going audits in the United States, Switzerland, Austria and Italy. While the final outcome of these matters is inherently uncertain, the Company believes that it has made adequate provisions for all years subject to examination.